Exhibit 10.2

ABC Network – Fisher Communications

Primary Television Affiliation Term Sheet

Below is a summary of the key terms for the renewal of Fisher Communication’s Primary Television Affiliation Agreements with the ABC Television Network for KOMO-TV and KATU-TV. The summary of these terms is expressly contingent on and subject to the negotiation and execution of long-form affiliation agreements that will include additional material terms not summarized below.

This summary and its attached schedule contain confidential and proprietary information and the parties agree to treat it as a confidential trade secret during the course of negotiations and thereafter subject to legal disclosure requirements.

Stations:	KOMO-TV & KATU-TV

Term:	09/01/2009 – 08/31/2014

First Call:

Stations will receive first call rights in their community of license, strictly limited to the free over-the-air television broadcast of the Network program service over the main DTV channel and no other form of transmission. For your Stations, the main channel is designated as KOMO-TV channel number 4.1 and KATU-TV channel number 2.1.

License Fee:	Stations agree to pay ABC a license fee, as determined pursuant to the License Fee Schedule contained on Schedule A.

Retransmission/Clearinghouse:	See Schedule A

Non-Duplication:	Non-Duplication protection for Network programs that Stations clear in their in-pattern clearance shall be effective during the live time period designated by Network for Stations’ local time zone.

Program Clearance:

Subject only to the FCC Right to Reject Rule, there will be full, in-pattern clearance of all ABC programs including Program Related Material in all time periods currently scheduled by the Network. For your Stations, there will no longer be test-language for Late Night replacement programming.

Inventory:	Stations will have a Guaranteed Primetime Inventory Level. The Guaranteed Primetime Inventory Level shall be defined as an average of 50 minutes and 15 seconds per week, subject to adjustments.

Promotion:

Stations will join the Baseline Promotion Plan. In return for joining the Baseline Promotion Plan, Stations will have access to 4 additional 30-second Primetime spots per week, as well as the Network’s authorization to convert 7 30-second local newsbrief opportunities in Primetime to local sale.

[***]	“Designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.”

ABC Network – Fisher Communications

Primary Television Affiliation Term Sheet (continued)

Co-Branding:	Stations agree to co-brand with the ABC logo as a prominent element, consistent with Network creative guidelines and specifications.

Local News:	Stations agree to program at least one-half hour of locally produced news leading into ABC’s morning and evening news programs as well as late night programming.

NewsOne:

Stations will fully participate in ABC NewsOne or any successor affiliate newsgathering service, including payment of license fees associated with this service in the amount of $[***] per week for KOMO-TV and $[***] per week for KATU-TV, as provided in a separate NewsOne Agreement.

N/AP III:	Any remaining provisions of N/AP III, including SoapNet financial participation and cross-promotion restrictions, expire on 08/31/09.

Agreed & Accepted:

Fisher Communications, Inc.		American Broadcasting Companies, Inc.

By:	/s/ Col1een B. Brown	By:	/s/ John L. Rouse
Title:	President & CEO	Name:	John L. Rouse
Date:	8/12/09	Date:	8/12/09

[***]	“Designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.”

Schedule A

ABC Network – Fisher Communications

License Fee

In return for the license of Network Programming to Stations and the other rights granted to Stations by ABC, each Station shall pay a license fee.

[***]

[***]	“Designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.”

[***]

[***]	“Designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Commission.”